Corporate Presentation Q4 2020 COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED. Exhibit 99.1

This presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “targets,” “guidance,” “expects,” “intends,” “may,” “ongoing,” “plans,” “potential,” “predicts,” “prospects,” “projects,” “should,” “will,” “would,” or similar expressions intended to identify statements about the future and the negatives of those terms, although not all forward-looking statements contain these identifying words. These statements are based on management’s current beliefs and expectations. These statements, including, but not limited to, statements regarding clinical utility tests, regulatory action, third-party payer reimbursement, and demand for our tests, are subject to substantial known and unknown risks, certainties, and other factors that could cause actual results to differ materially from those suggested or implied by these forward-looking statements. These factors include, but are not limited to, the following: regulatory action with respect to our existing and planned products (our “Products”); the commercial launch and future sales of our Products; our ability to achieve favorable pricing for our Products; third-party payor coverage and reimbursement for our Products and the impact of such coverage and reimbursement on our revenue growth; the accuracy of our estimates regarding anticipated capital requirements and our needs for additional financing; market size and market adoption of our Products by dermatologists and others; the timing, cost and other aspects of the commercial launch of our Products; the timing and cost of clinical utility tests for our Products, including whether such tests will be conducted at all; our ability to develop and commercialize additional tests and products; and our ability to enter into necessary transactions for licensing, acquisitions and strategic operations, as applicable. We may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on our forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from our current expectations are more fully described in our reports filed with the Securities and Exchange Commission (the “SEC”). You may obtain these reports for free by visiting EDGAR on the SEC website at www.sec.gov. We assume no obligation to update any forward-looking statements after the date of this presentation or to conform any forward-looking statements to actual results, and has no intention of doing so except to the extent required by applicable law. You should, therefore, not rely on the forward-looking statements in this presentation as representing our views as of any date subsequent to the date of this presentation. Disclaimer COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Leadership Team



John Dobak, MD
Chief Executive Officer

- Founder & Chairman, 10xBio (aesthetic medicine drugs)
- Chairman, Pantherics (anti-inflammatory drugs)
- MD, UCSD, Bachelors, UCLA



Todd Wood
Chief Comm. Officer

- Allergan, VP US Sales, Dermatology, Ophthalmology, Aesthetics



Daniel Visage, MBA
Sr. VP, Payer Access

- Progenity, VP Payer Access
- OPKO/BRL, VP Managed Markets
- LabCorp
- Florida Blue, Kaiser, Carecentrix



Claudia Ibarra
Chief Operating Officer

- Exagen, Sr. VP Lab Operations
- Genoptix, Director Lab Operations



Kevin Sun, MS, MBA
Chief Financial Officer

- Dexcom, VP Finance, Corporate Controller and Treasury, Interim CFO
- Biosite, FP&A, SEC Reporting, SOX Compliance
- MBA, MS, Kelley School of Business at Indiana University



Zuxu Yao, PhD
Chief Technology Officer

- Senior roles at Nexogen, Advance, Celula, Nanogen
- Post-doctoral, UCSD
- PhD, Memorial University of Newfoundland



Burkhard Jansen, MD
Chief Medical Officer

- Dermatologist
- FDA Consultant
- Post-doctoral, University of Minnesota; MD, University of Graz



Mike Howell, PhD
Chief Scientific Officer

- Immunologist
- Senior roles at Incyte, Medimmune
- Inventor IL-36 receptor antibody, Spesolimab
- Ph.D. West Virginia, thesis included use of tape stripping

MISSION: To transform dermatology with our non-invasive skin genomics platform, to democratize access to high quality dermatology care, and to improve the lives of millions

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
3
DermTech

DermTech Mission:

To transform dermatology with our non-invasive skin genomics platform.



DermTech, Inc. (NASDAQ: DMTK) is a leader in precision dermatology enabled by a **non-invasive skin genomics platform**

We address **large market opportunities in skin disease** with an initial focus in skin cancer

We are commercial stage and currently offer the Pigmented Lesion Assay (PLA) for early melanoma detection

We operate a **CLIA-certified and CAP-accredited commercial laboratory** in San Diego, CA. Our skin cancer product is available in all 50 U.S. states

We are **commencing scale up around our recent Medicare coverage** policy and new CPT Code (0089U) with favorable reimbursement

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

4

DermTech

Genomic Innovations Are Less Invasive, More Accurate, and Less Expensive Focus Company Old Standard of Care New-gen Diagnostic Breast Colorectal Thyroid Heart Lung Prenatal Skin COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

PLA Brings Skin Cancer Diagnostics into the 21st Century

A Better Diagnostic Solution for Dermatology

Current Practice: More Art Than Science



Subjective Visual Assessment



Surgical Biopsy



Subjective Histopathology

Subjective	**Low Accuracy**
Invasive	**High Cost**

The Future: Non-invasive Skin Genomics



Adhesive Patch Sample Collection



Genomic Analysis CLIA/CAP Commercial Lab



Physician Report (within 72 hrs.)

Objective	**High Accuracy**
Non-invasive	**Low Cost**

CAP: College of American Pathologists; CLIA: Clinical Laboratory Improvement Amendments.

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

6

Skin Cancer
Melanoma, Basal Cell, and Squamous Cell Carcinoma

A Snapshot of the U.S. Skin Cancer Market

More people are diagnosed with skin cancer than all other cancers combined and **1 in 5 Americans** will develop skin cancer by the age of 70. More than **50 MM** patients have UV related skin damage that puts them at risk for skin cancer

Annual cost of treatment is estimated to be $8.1 billion, $4.8 billion for non-melanoma and $3.3 billion for melanoma (2018)

~4.5 million cases of basal cell and squamous cell diagnosed per year in the US, **~11 MM** diagnostic biopsies, with **~20,000 deaths**

~180,000 new cases of melanoma were reported in 2018, **~4.0 MM** diagnostic biopsies, **with ~10,000 deaths**

~3,000 new cases cutaneous lymphoma diagnosed, challenging diagnosis with average 3-6 years to definitive diagnosis, confusion with dermatitis leads to significant number of surgical biopsies **(est. 420,000 annually)**

Source: Cancer Facts & Figures 2018. American Cancer Society.
Source: AAD Skin Cancer Types Facts, aad.org
Source: Cutaneous Lymphoma Foundation, clfoundation.org

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

7 DermTech

DERMTECH’s Skin Cancer Product Pipeline Pigmented Lesion Assay (PLA) Melanoma R/O PLAplus Next Gen Melanoma R/O (Launch Postponed due to COVID Related Supply Chain Impacts) LuminateSM UV Damage and Skin Cancer Risk Carcinome Basal & Squamous Cell R/O CTCL Cutaneous T-cell Lymphoma R/O Product Discovery Stage Proof of Concept Stage Validation Stage Commercial Stage COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Skin Cancer Market Opportunity

Estimated Total Potential Procedure Volumes and Market Opportunity


CTCL
PLA
Carcinome
~$10 BB
Luminate
Potential
Procedure
Volumes

Potential U.S. Patient and Procedure Volumes

- **PLA/PLA*plus*℠**: melanoma[1] skin cancer
  - 4-4.5 MM diagnostic surgical biopsies
- **Carcinome**: non-melanoma skin cancer[1]
  - 11-12 MM diagnostic surgical biopsies
- **Luminate℠**: UV damage and skin cancer risk[2]
  - 82 MM U.S. Adults aged 35-54, ~1/3 actinic sun damage
- **CTCL:** Cutaneous lymphoma[3]
  - Estimated biopsies for inflammatory conditions that my be confused with CTCL ~400K-700K

1. Source: IQVIA Skin Cancer Claims and Procedures Study
2. Source: Kaiser Family Foundation, kkf.org and DermTech Estimate
3. Source: DermTech KOL advisor estimates

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

9

DermTech

When Diagnosed at the Local Stage When Diagnosed at the Regional Stage When Diagnosed at the Distant Stage Not Skin Cancer Skin Cancer Not Skin Cancer Skin Cancer Early Detection of Melanoma Is Critical to Survival 5-Year Relative Survival Rate1 Early Detection Visually Is Extremely Difficult 98% 64% 23% 1. Cancer Facts & Figures 2018. American Cancer Society. 2. Hanke CW, Carcinoma and Keratoses, 1:2 2019 COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Unmet Need: Melanoma's Challenging Diagnostic Pathway

Diagnostic Inaccuracy and Unnecessary Surgery

Subjective Clinical Visual Assessment

Leads to ~25 surgical biopsies performed per melanoma found[1]

Subjective Pathology Assessment

Assess only 1% of the Lesion

58% of early-stage melanomas have diagnostic misinterpretation[2]

Leads to high proportion (>20%) unnecessary wide excisions[3]

Most Biopsies Are NOT Melanoma

~4.0-4.5 million biopsies annually to identify 180k cases



Multiple biopsies and excisions of benign pigmented lesions.
Courtesy of G. Peck, MD.

1. Anderson A, et al., *JAMA Dermatology*, 2018; doi:10.1001/jamadermatol.2018.0212
2. Elmore JG, et al. *BMJ*. 2017;357:j2813.
3. Strazzula L, et al. *Journal of the American Academy of Dermatology*, 2014; 71:1071-6

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

11

DermTech

The First Non-invasive Gene Expression and Mutation Test to Enhance Melanoma Detection



Cellular Extension of Melanocyte
Melanin Granules
Golgi Apparatus
Melanocyte Nucleus
Basal Lamina
RNA MIGRATION
DNA MUTATION

Illustration of epidermis cross-section

Non-invasive Adhesive Patches

- Avoids unnecessary surgery[1,2]
- Improves patient care and comfort

Earliest Detection

- Detects genomic drivers of cancer[1,3,4]
- Genomic changes can precede visual changes[1,3,4]

Highly Accurate

- Reduces probability of missing melanoma (<1%)
- 100% of a lesion is sampled
- Uses the precision of genomics

1. Data on File. DermTech, Inc.
2. Jackson RJ, Jansen B, Yao Z, Ferris LK. Skin. 2020;4(2):105-110
3. Gerami P, Yao Z, Polsky D, et al. J Am Acad Dermatol. 2017;76(1):114-120.
4. Jansen B, et al. J Drugs Dermatol. 2018;17(5):574-576.

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

12 DermTech

Better Care at a Lower Cost

Highly Validated Diagnostic Metrics



Highly Validated with Proven Clinical Utility
91%-97%
sensitivity[2,6]
>99%
negative predictive value (NPV) vs 83% NPV of current pathway[1,2]
Clinicians follow the guidance of the test in over
98%
of cases[2,5]
Validated in 14 peer reviewed publications
Fewer biopsies while missing fewer melanomas
A long-term follow-up confirms the high NPV and high utility of the PLA in helping guide the management of pigmented lesions[5]

Enhance early detection of melanoma by identifying lesions with genomic atypia

Superior Performance

Performance Metric	Biopsy & Histology	PLA Test	Improvement
Probability of Missed Melanoma[1]	17%	1%	**17x**
Biopsies per Melanoma[2]	25	2.7	**10x**
Wide Excisions per Melanoma[2,3]	5.2	1.6	**3x**
Cost per Lesion Tested[4]	~$1,000	$760	**$240**

1. Elmore JG, et al. *BMJ*. 2017; 357:j2813 & Malvehy J, et al. BJD, 2014; 177:1099-1107
2. Ferris L, et al. *JAMA Dermatol*, 2018; 154(10):1229-1230 & Gerami P, et al., JAAD 2017, 76:114-120e
3. Strazzula L, et al. *JAAD*, 2014; 71:1071-6 & Ferris L, et al. *Melanoma Research*, 2018 1:DOI10.1097
4. Hornberger J and Siegel D. *JAMA* Dermatol, 2018 154(9):1-8
5. Ferris L, et al. DOJ, 2019, 25(5)1-8
6. Ferris LK, Moy RL, Gerami P et al. *J Invest Dermatol*. 2019;139(5):1127-1134

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

13

DermTech

Strong Clinical Validation and Robust IP Portfolio

Milestone	Status	Sample Size
Analytical Validation	✓ Complete	125
Clinical Validation – pathology	✓ Complete	555
Clinical Validation – mutation	✓ Complete	626
Clinical Utility	✓ Complete	45 Derms
Real-World Utility	✓ Complete	381
1-Year Follow-up	✓ Complete	734
Real-World Utility Registry	✓ Complete	3418
Adhesive Biopsy Validation	✓ Complete	N/A
Health Economic	✓ Complete	326
CPT Codes	✓ Complete	N/A

IP Portfolio

Issued US patents provide broad protection for melanoma product through 2030

- Broad methods covering RNA analysis of adhesive patch collected skin: 7,183,057
- Method of detection of biological factors in epidermis: 6,720,145
- Broad claims for melanoma gene classifier: 9,057,109
- Broad claims for melanoma gene classifier: 10,407,729

Patents issued in select countries worldwide

- Multiple European countries, Canada, Japan, and Australia

Trade secrets and technical know-how

- Low quantity, poor quality sample material requires special processes
- Custom automation

CPT: Current Procedural Terminology; N/A: not applicable.
Publications available at www.dermtech.com

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

14 DermTech

CMS Pricing in Place Unlocks Significant Market Opportunity

Medicare Coverage Established in January 2020



LCD ID
L38051

LCD Title
MolDX: Pigmented Lesion Assay

Proposed LCD in Comment Period
N/A

Source Proposed LCD
DL38051 (/medicare-coverage-database/details/lcd-details.aspx?
LCDId=38050&ver=&articleid=57968&ContrctrType=13&bc=AQAAAgABAAAA&)

AMA CPT / ADA CDT / AHA NUBC Copyright Statement
CPT codes, descriptions and other data only are copyright 2019 American Medical Association. All Rights Reserved. Applicable FARS/HHSARS apply.

Current Dental Terminology © 2019 American Dental Association. All rights reserved.

Copyright © 2019, the American Hospital Association, Chicago, Illinois. Reproduced with permission. No portion of the AHA copyrighted materials contained within this publication may be copied without the express written consent of the AHA. AHA copyrighted materials including the UB-04 codes and descriptions may not be removed, copied, or utilized within any software, product, service, solution or derivative work without the written consent of the AHA. If an entity wishes to utilize any AHA materials, please contact the AHA at 312-893-6816. Making copies or utilizing the content of the UB-04 Manual, including the codes and/or descriptions, for internal purposes, resale and/or to be used in any product or publication; creating any modified or derivative work of the UB-04 Manual and/or codes and descriptions; and/or making any commercial use of UB-04 Manual or any portion thereof, including the codes and/or descriptions, is only authorized with an express license from the American Hospital Association. To license the electronic data file of UB-04 Data Specifications, contact Tim Carlson at (312) 893-6816 or Laryssa Marshall at (312) 893-6814. You may also contact us at ub04@healthforum.com.

performed on or after 02/10/2020

Revision Effective Date
N/A

Revision Ending Date
N/A

Retirement Date
N/A

Notice Period Start Date
12/26/2019

Notice Period End Date
02/09/2020

Estimated Total Number U.S. Biopsies for Pigmented Lesions[1]


Medicare[1]
50%
50%
Commercial Payors[1]

Medicare	~2.0 Million Total Biopsies[2]	×	$760 Reimbursement[2]	=	~$1.5 Billion
Other	~2.0 Million Total Biopsies	×	Reimbursement TBD Expect in-line with Medicare payment rate	=	+$1 Billion (est.)

Medicare Market Alone Has Potential for >$1 Billion in Sales

1. Source: IQVIA Skin Cancer Claims and Procedures Study
2020 Clinical Laboratory Fee Schedule: https://www.cms.gov/medicaremedicare-fee-service-paymentclinicallabfeeschedclinical-laboratory-fee-schedule-files/20clabq1

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

15

DermTech

DermTech's Goal:
Eliminate Melanoma Deaths in the US

There are 5 Requirements to Eradicate a Disease

1. Diagnostic test with 99% NPV & is agreeable with patients
2. Treatment protocol with 99% efficacy
3. Payer model to fund effective diagnosis & treatment
4. Widespread HCP adoption of diagnostic pathway & treatment protocol
5. Activated consumers willing to be evaluated

Current Pathway Does Not Meet Requirements

- Invasive biopsy & pathology with 83% NPV & unpopular with patients

✓ 99% 5-year survival rate when detected early

✓ Biopsy & pathology widely covered

- Diagnosis restricted to dermatology
- Very few patients visit dermatology

DermTech

PLA Case Study – JAMA Dermatology Publication

Effectiveness Attributes of the PLA Test

Background

- 28-year-old female
- Family history of melanoma
- **Complained of bug bite**
- Refused surgical biopsy

DermTech Results

- **PLA test was positive**
- **Histopathology revealed 0.5-mm melanoma**
- Curative wide excision performed
- Case study published in JAMA Dermatology[1]


JAMA Dermatology

1. Childs MV. *JAMA Dermatol*, 2018, 154(2):223

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

17

DermTech

Commercial Activities COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Commercial Channels Telemedicine Integrated Primary Care Networks On- and near-site employer health clinics & retail clinics Social Media Paid Search Programmatic Display Direct sales reps Inside sales reps Regional managers Medical science liaisons Dermatology Professional Channel Digital Consumer Channel Future Care Delivery Channel COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Dermatology Professional Sales Force

- **45-50 sales reps give coverage of 13,000 dermatology clinical professionals**
  - ~80% sales manger hiring complete
- **~5,000 prioritized targets**
  - Average ~66 biopsies/mo/clinician
  - Drive to average of **10 PLA tests/mo/clinician**[2]
    - Based on historical physician productivity metrics
    - Minimal impact to biopsy practice
- ~10% served market penetration = **~446,000 tests** per year
- Revenue potential @ 10% penetration = **~$312 MM/year**[3]

Each circle represents a prioritized dermatology target:
high number melanoma biopsies, >50% proportion Medicare patients

U.S. Field Sales Territory Map


Seattle
Minneapolis
San Francisco
Atlanta
Washington
= Target HCP
Color = Sales territory

1. Source: IQVIA Skin Cancer Claims and Procedures Study
2. DermTech estimate based on historical "good" account
3. Assumes convergence of Medicare and commercial payer rates with average ASP of $700/test

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
20
DermTech

Digital Consumer Channel is Driving Awareness and Patients to Take Action



Easy
NO - CUT
testing

The DermTech PLA | Early Detection of Melanoma | Pain-Free Adhesive Patch
www.dermtech.com
Introducing The DermTech PLA. A Transformative, Pain-Free Way to Detect Melanoma. Adhesive Patch That Detects The Genes Found in Melanoma. Learn More Today.



healthline
TAKING CONTROL OF METASTATIC MELANOMA
What Are the Prognosis and Survival Rates for Melanoma by Stage?
Dangers of melanoma
How is melanoma staged?
More in Taking Control of Metastatic Melanoma



FIND A PHYSICIAN
Your Location
Search Radius
Results
Map
Satellite

59.3M
Total Impressions

2.4M
Social Engagements

452K
Clicks

51k
Derm Searches

Source: Socialbakers; Google Analytics; Acuity, May-Oct, 2020, select U.S. regions
Data: Includes metrics across both published (organic and boosted) and unpublished content on owned social platforms

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
21
DermTech

Store & Forward iPhone and Android App Secure email and text HCP network of users Remote interactive access Sent to patient’s home Supported by easy to use instructions QR Code activates instructional video Employer service providers Benefit providers Integrated networks Other Telemedicine channels including skin disease Future Cancer Care Dx Delivered via Telemedicine Channel COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED. Telemedicine Technology Solution Patient Home Collection Kit Potential Partnerships With Existing Real-Time Interactive Providers

Ordering Clinician Installed Based and Sample Volume Resumed Growth Post Q2 COVID Shutdown

DermTech Historical Quarterly Billable Sample Volume and Ordering Clinicians



Trained Sales Reps: ~7
Trained Sales Reps: ~7
Trained Sales Reps: ~7
Trained Sales Reps: ~23
Trained Sales Reps: ~23
Trained Sales Reps: ~33
Billable Sample Volume
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Ordering Clinicians
1,000
900
800
700
600
500
400
300
200
100
0
OVID-19
QTR

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Samples	2,300	2,900	3,600	4,900	5,800	3,200	6,700
Unique Ordering HCPs	480	520	630	850	900	620	950

Source: DermTech, Inc.
Training program for new sales reps is 3 months

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

23

DermTech

Beginning to Monetize Sample Volume With Recent Medicare Coverage DermTech Historical Quarterly Assay Revenue and ASP Trained Sales Reps: ~7 Trained Sales Reps: ~23 Trained Sales Reps: ~7 Trained Sales Reps: ~7 Trained Sales Reps: ~23 Trained Sales Reps: ~33 Source: DermTech, Inc., Capital IQ, Bloomberg Training program for new sales reps is 3 months COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED. COVID-19 QTR Commercial Payer Coverage Expected To Further Accelerate Revenue Growth* *Recently contracted with BCBS of IL and BS of CA with early 2021 effective dates.

Commercial Lab Operations

- CLIA-licensed laboratory in State of California and all states requiring out-of-state licensure
- CAP-accredited
- ~9000-square-foot commercial lab space
- Current floorspace capacity of 300,000 tests per year
- PLA/PLA*plus* assay turnaround time is ~3-4 days


DermTech

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
25
DermTech

Impact Discussion We are deemed an essential business and our commercial laboratory remains fully operational Dermatology offices have not yet re-opened to full capacity and future operations are dependent upon regional COVID-19 infection rates and regional restrictions We have been conducting virtual sales calls, providing client education, and introduced a telemedicine option for remote, clinician-guided sample collection We completed approximately 80% of our sales force expansion for the year by July 2020 and expect to finish 2020 with ~40 sales representatives We cannot predict which states will remain open, but we did recently see some encouraging data which underscores clinician acceptance of the DermTech PLA including: Sample volume recovery in October 2020 to all time high levels Sample volume for September and October 2020 increased 34%, compared to January and February 2020 In October 2020, we had an all-time high in the number of ordering clinicians who order 10 or more tests per month. COVID-19 COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

Back Up COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

THE PLA*plus*: Optimized Gene Targets

Increased Sensitivity to 97%

LINC00518[1,2]
Long Intergenic Non-Coding RNA 518

- Novel marker discovered by DermTech
- Member of a rapidly growing family of regulatory RNA molecules
- Important regulator of oncogenesis - play role in melanoma proliferation and invasion
- Overexpressed in melanoma

PRAME[3,4]
Preferentially Expressed Antigen in Melanoma

- Well described target involved in many tumors, including in melanoma progression and metastasis
- Independently validated- Haqq, Myriad, Castle
- Promotes tumor progression by interfering with retinoic acid receptor signaling
- Overexpressed in melanoma

TERT[5,6]
Telomerase Reverse Transcriptase Promoter

- Involved in many tumors, is found in 70-80% of melanoma
- Mutations lead to oncogenesis through functional increases in TERT protein, telomerase activity, telomere length, cell immortalization and proliferation
- Associated with histopathologic features of aggressiveness and poor survival in melanoma

1. Lessard L, Liu M, Marzese et al. J Invest Dermatol. 2015;135(10):2464-74.
2. Sarkar D, Leung EY, Baguley BC, Finlay GJ, Askarian-Amiri ME. Epigenetics. 2015;10(2):103-21.
3. Ikeda H, Lethé B, Lehmann F et al. Immunity. 1997;6(2):199-208.
4. Hermes N, Kewitz S, Staege MS. Curr Cancer Drug Targets. 2016;16(5):400-414.
5. Ferris LK, Moy RL, Gerami P et al. J Invest Dermatol. 2019;139(5):1127-1134
6. Nagore E, Rachakonda S, Kumar R. Oncotarget. 2019;10(16):1546-1548

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

28

DermTech

Consumer Health Offering


Mutation Burden Increases with Sun Exposure
80
60
40
20
0
UV Damage Score
Average Mutation #
0
0.75
1.6
3.3
UV Exposure:
None
Low
Moderate
High


Outliers relative to age can be identified
Mutations accumulated with age; outliers relative to peers identified
UV Damage Score
Age

Source: DermTech data

luminate

- Quantifies UV damage to the genome in normal appearing skin by assessing driver mutations for basal cell and squamous cell cancer
  - Identifies risk for skin cancer and premature photoaging
- Generates UV Damage score
  - Non-sun exposed areas of skin from the buttocks have zero score
  - Patients with a history of skin cancer have highest score
- Informs patients about actions and treatments that can be undertaken to repair damage and improve skin health

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

29 DermTech

Research Partnerships and Collaborations

Indication*	Pilot	Phase 1	Phase 2	Phase 3
Pemphigus Vulgaris				
Hidradenitis Suppurative				
Psoriasis				
Mantle Cell Lymphoma				
Follicular Lymphoma				
Lupus				
Vitiligo				
Atopic Dermatitis				
Chronic Spontaneous Urticaria				

- ~$12 million in research programs booked to date
- Robust pipeline of opportunities and pending contracts
- Independent performance development
- Expansion to late-stage trials (phase II, III)

L'ORÉAL gossamerbio Incyte MedImmune Johnson & Johnson abbvie Biogen

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.
30 DermTech

Define PLA Positioning and Clarify Practice Economics

The PLA Provides Comparable Economics With Better Patient Care



Ambiguous lesions photographed & followed-up
DermTech PLA
Physician Billing
Higher E&M Coding 1
Patient with Multiple Pigmented Lesions
Comparable Practice Economics2,3,4
Most atypical/obvious lesion
Surgical Biopsy
Physician Billing
Biopsy Procedure Code 11300
Improved Practice Efficiency & Patient Capacity

1. Based on AMA billing criteria for CPT E&M codes
2. Net economics accounting for differences in cost for labor (physician work vs. nursing work) and supplies
3. Biopsy procedure costs based on AMA RVS Update Committee figures
4. Reimbursement rates based on Medicare payments for established patient E&M CPT codes and biopsy procedure CPT codes, CodeMapTM

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

31 DermTech

Precision Dermatology Delivers More Accurate Melanoma Detection

RNA and DNA collected by the PLA/PLA*plus* spans across the entire lesion[1,2]



Cellular Extension of Melanocyte
Melanin Granules
Golgi Apparatus
Melanocyte Nucleus
Basal Lamina
RNA MIGRATION
DNA MUTATION

Illustration of epidermis cross-section

Significant improvement against current standard of care

PLA	Dermatopathology
Samples 100% of lesion	Samples less than 1%-2% of a potentially partial surgical biopsy
Provides additional objective genomic information	Relies on subjective visual criteria
Measures malignant changes that cannot be seen visually	Morphologic changes must be present and in the field of observation

RNA=ribonucleic acid; RT-PCR=reverse transcription polymerase chain reaction.

1. Ferris LK, et al. JAMA Dermatol. 2017;153(7):675-680.
2. Data on File. DermTech, Inc.

COPYRIGHT © 2020 DERMTECH. ALL RIGHTS RESERVED.

32

DermTech